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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        GOVERNMENT PROPERTIES TRUST, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                Maryland                                 20-0611663
        (State of Incorporation                      (I.R.S. Employer
            or Organization)                        Identification no.)


          120 Regency Parkway
            Omaha, Nebraska                                68114
(Address of Principal Executive Offices)                 (Zip Code)


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

         Securities Act registration statement file number to which this form relates: 333-109565

         Securities to be registered pursuant to Section 12(b) of the Act:



       TITLE OF EACH CLASS                       NAME OF EACH EXCHANGE ON WHICH
       TO BE SO REGISTERED                       EACH CLASS IS TO BE REGISTERED
---------------------------------                ------------------------------
  Common Stock, $0.01 par value                      New York Stock Exchange



         Securities to be registered pursuant to Section 12(g) of the Act:


              NONE                                             NONE
---------------------------------                -------------------------------
        (Title of Class)                               (Name of Exchange)




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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Common Stock" in the Registrant's Prospectus, which constitutes part of the Registrant's Registration Statement on Form S-11, as amended (File No. 333-109565), filed under the Securities Act of 1933, as amended, which information is incorporated herein by this reference.


ITEM 2.  EXHIBITS

         Not applicable.







                                        2


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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                            GOVERNMENT PROPERTIES TRUST, INC.


Date:  January 22, 2004                     By:  /s/ Thomas D. Peschio
                                                 -------------------------------
                                            Name:  Thomas D. Peschio
                                            Title: President and Chief
                                                   Executive Officer